UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2008

Great Wall Builders Ltd.,

(Exact name of registrant as specified in its charter)

Texas	333-153182	71-1051037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Fountainview #115B
Houston, Texas 77057
(Address of principal executive offices)

(281)-575-0636
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c)

 Explanatory Note

Great Wall Builders Ltd., (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment”) to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on Nov.12, 2008 (the “Original Filing”), to disclosure the date of the subsequent filing of 10Q/A under Item 4.02. The disclosure under Item 4.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 4.02 of this Amendment. No other changes have been made to the Original Filing. The Company believes that any errors in prior financial statements were inadvertent and unintentional.

SECTION 1.     REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On Nov.6, 2008, our company discovered that our Independent Registered Public Accountant, Moore & Associate Chartered, had not reviewed the Quarterly Report for the period ended on Sept.30th, 2008. Our financial officer had discussed this matter with Moore & Associates Chartered, our independent auditor on Nov 6th , 2008, and our the company filed a Quarterly Report on Form 10-Q-A on Nov. 24, 2008 after our independent reviewed the Quarterly Report.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wall Builders Ltd.,
/s/ Tian Jia
Tian Jia
Chief Executive Officer &
Chief Financial Officer
Dec.23rd ,2008.

2